Exhibit 10.44

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (this "Agreement") is executed and entered into as of the 15th day of March, 2006 (the "Effective Date"), by and between Tate Investments, LLC, a Wisconsin limited liability company ("Lender"), whose address is 3252 N. Lake Drive, Milwaukee, WI 53211, and MedSolutions, Inc., a Texas corporation, on behalf of itself and its subsidiaries (MedSolutions, Inc. and its subsidiaries collectively referred to as "Borrower"), whose address is 12750 Merit Drive, Park Central VII, Suite 770, Dallas, Texas 75251.

                             PRELIMINARY STATEMENTS

         A. Lender has offered to make a loan to Borrower in the aggregate amount of up to $500,000.00 (the "Loan"), which Loan will be secured by a first-priority lien on certain equipment, and the Accounts of the Borrower as set forth in the Security Agreements (as defined below); and

         B. Lender is willing to make the Loan to Borrower subject to the terms and conditions stated in this Agreement.

         NOW, THEREFORE, for and in consideration of Lender's agreement to make the Loan to Borrower and the mutual covenants contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by the parties hereto, Borrower and Lender hereby agree as follows:

         1. Commitment of Lender. Upon Borrower's compliance with all conditions set forth in Section 3 of this Agreement, Lender will advance and disburse the Loan to Borrower. The Loan shall be repaid and is secured according to the terms of the Note (as defined below) and the Security Agreements. Once fully advanced, no payment or prepayment of principal shall entitle Borrower to any additional advances.

         2. Loan Documents. Borrower agrees to execute or cause to be executed contemporaneously herewith or immediately hereafter all of the following documents:

         (a) the Convertible Secured Promissory Note in the form attached hereto as Exhibit A (the "Note");

         (b) the Security Agreement in the form attached hereto as Exhibit B (such Security Agreement and the General Business Security Agreement dated as of July 15, 2005 between Lender and Borrower are collectively referred to as the "Security Agreements"); and

         (c) Such other documents, certificates, affidavits and agreements that Lender may reasonably require prior to advancing proceeds of the Loan.

All of the foregoing and such other agreements, documents and instruments now or hereafter evidencing, governing, or securing any portion of the indebtedness evidenced by the Note or the performance and discharge of the obligations



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related  hereto or thereto,  together with any and all renewals,  modifications,
amendments,    restatements,    increases,    consolidations,     substitutions,
replacements, extensions and supplements hereof or thereof, are collectively referred to herein as the "Loan Documents."

         3. Conditions to Closing. The obligation of the Lender to close the Loan and to make each advance of the proceeds of the Loan shall be subject to the prior or simultaneous occurrence or satisfaction of the following conditions:

         (a) Borrower shall have duly executed and delivered to Lender each of the Loan Documents and provided Lender with evidence that all necessary action on the part of Borrower has been taken with respect to the execution and delivery of this Agreement and the Loan Documents and the consummation of the transactions contemplated hereby and thereby, so that the Loan Documents, and each of them, shall be valid and binding upon Borrower;

         (b) The  representations  and  warranties of the Borrower  contained in
         Section 4 hereof, in the Loan Documents shall be true and correct as of the date of each such advance;

         (c) With respect to each advance of the proceeds of the Loan, receipt by the Lender from the Borrower of a written request therefor accompanied by documentation reflecting the use of proceeds thereof to the reasonable satisfaction of the Lender; provided, however, that the Lender hereby agrees that the use of proceeds of the Loan to purchase equipment relating to the Borrower's and its affiliates' businesses shall be deemed satisfactory;

         (d) On the date of each advance, the Borrower shall have complied, and be in compliance, with all of the covenants of the Borrower contained in the Loan Documents and in the Transaction Documents;

         (e) There shall be no continuing Event of Default (as defined in the Loan Documents or in the "Transaction Documents", as that term is defined in the Loan Documents); and

         (f) The Borrower shall have reimbursed Lender for the reasonable costs and expenses incurred by Lender in connection with the preparation, execution and delivery of the Loan Documents and the transactions contemplated thereby, including the reasonable fees and disbursements of Davis & Kuelthau, s.c.; provided, however, that such reimbursement shall not exceed Four Thousand Dollars ($4,000.00).

         4. Representations and Warranties of the Borrower. To induce the Lender to enter into this Agreement and to consummate the transactions contemplated hereby, the Borrower hereby makes the following representations and warranties to the Lender on and as of the Effective Date:

         (a) Authority. The Borrower has full legal power to execute, deliver, and perform this Agreement and the Loan Documents. This Agreement and the Loan Documents represent valid and binding obligations of the



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         Borrower  enforceable  against the  Borrower in  accordance  with their
         respective   terms,   except  as  limited  by  applicable   bankruptcy,
         insolvency, reorganization, moratorium, and similar laws affecting the enforcement of creditors' rights generally and the application of general principles of equity and judicial discretion;

         (b) No Violation. The consummation of the transactions contemplated by this Agreement and the Loan Documents will not be in conflict with, or result in a breach of, any term, condition, or provision of, or constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Borrower is a party, and will not constitute an event that with the lapse of time or action by a third party could result in any default under any of the foregoing;

         (c) No Event of Default has occurred under the  Transaction  Documents;
         and

         (d) The Borrower has complied with and is in compliance with all covenants of the Borrower in the Transaction Documents.

         5. Remedies. Upon the occurrence of an Event of Default (as defined in the Loan Documents or Transaction Documents, Lender shall have the immediate right, at the sole discretion of Lender without notice or demand and without prejudice to any other right of Lender, to: (i) declare the entire unpaid balance of the Note and all accrued but unpaid interest and any amounts payable by Borrower to Lender under the Transaction Documents at once immediately due and payable (and the same shall be at once immediately due and payable and the same may be collected forthwith), (ii) foreclose and enforce all liens and security interests securing payment thereof, and (iii) exercise any of Lender's other rights, powers, recourses and remedies under the Note, any of the other Loan Documents or any of the Transaction Documents, or at law or in equity. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower shall not affect Lender's right to declare an Event of Default and to exercise its rights and remedies.

         6. General Interest and Usury Provisions.

         (a) Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on the indebtedness evidenced by the Note and the Related Indebtedness (as hereinafter defined) or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. If the applicable law is ever judicially interpreted so as to render usurious any amount (i) contracted for, charged, taken, reserved or received pursuant to the Note, any of the other Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, (ii) contracted for, charged, taken, reserved or received by reason of Lender's exercise of the option to accelerate the maturity of the Note and/or the Related Indebtedness, or (iii) Borrower will have paid or Lender will have



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         received by reason of any voluntary  prepayment by Borrower of the Note and/or the Related Indebtedness, then it is Borrower's and Lender's express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Lender shall be credited on the principal balance of the Note and/or the Related Indebtedness (or, if the Note and all Related Indebtedness have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable laws, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, that if the Note has been paid in full before the end of the stated term of the Note, then Borrower and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Maximum Lawful Rate, either credit such excess interest against the Note and/or any Related Indebtedness then owing by Borrower to Lender and/or refund such excess interest to Borrower. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have 60 days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against the Note and/or the Related Indebtedness then owing by Borrower to Lender. All sums contracted for, charged, taken, reserved or received by Lender for the use, forbearance or detention of any debt evidenced by the Note and/or the Related
         Indebtedness shall, to the extent permitted by applicable law, be amortized, prorated, allocated or spread, using the actuarial method, throughout the stated term of the Note and/or the Related Indebtedness (including any and all renewal and extension periods thereof) until payment in full so that the rate or amount of interest on account of the Note and/or the Related Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to the Note and/or the Related Indebtedness for so long as any debt thereunder is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the Note and/or any of the Related Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. The terms and provisions of this paragraph shall control and supersede every other term, covenant or provision contained herein, in any other Loan Document or in any other agreement between the Borrower and Lender.

         (b) Ceiling Election. To the extent that Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate payable on the Note and/or any other portion of the Related Indebtedness, Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law,



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         Lender will rely on United  States  federal law instead of such Chapter
         303  for  the  purpose  of   determining   the  Maximum   Lawful  Rate.
         Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by such applicable law now or hereafter in effect.

         (c) Definitions.

         (i) As used herein, the term "Maximum Lawful Rate" shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that such law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges made in connection with the transaction evidenced by the Note and the other Loan Documents.

         (ii) As used herein, the term "Charges" shall mean all fees, charges and/or any other things of value, if any, contracted for, charged, taken, received or reserved by Lender in connection with the transactions relating to the Note and the other Loan Documents, which are treated as interest under applicable law.

         (iii) As used herein, the term "Related Indebtedness" shall mean any and all indebtedness paid or payable by Borrower to Lender pursuant to the Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, except such indebtedness which has been paid or is payable by Borrower to Lender under the Note.

         7. Notices. Any notice or demand required hereunder shall be deemed to be delivered when deposited in the United States mail, postage prepaid, certified mail, return receipt requested, addressed to Borrower or Lender, as the case may be, at the address first set forth above, or at such other address as such party may hereafter deliver in accordance herewith. Any other method of delivery or demand shall be effective only when actually received by the recipient thereof. If and when included within the term "Borrower" or "Lender" there are more than one person, all shall jointly arrange among themselves for their joint execution and delivery of a notice to the other specifying some person at some specific address for the receipt of all notices, demands, payments or other documents. All persons included within the terms "Borrower" or "Lender," respectively, shall be bound by notices, demands, payments and documents given in accordance with the provisions of this paragraph to the same extent as if each had received such notice, demand, payment or document.

         8. Governing Law. This Agreement and each of the other Loan Documents shall be deemed a contract and instrument made under the laws of the State of Wisconsin and shall be construed and enforced in accordance with and governed by the laws of the State of Wisconsin and the laws of the United States of America.




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         9. Survival; Parties Bound. All representations,  warranties, covenants and agreements made by or on behalf of the Borrower in connection herewith shall survive the execution and delivery of the Loan Documents, shall not be affected by any investigation made by or on behalf of Lender, and shall bind the Borrower and its successors, trustees, receivers and assigns and inure to the benefit of the successors and assigns of the Lender. The term of this Agreement shall be until the later of the final maturity of the Note and the payment of all amounts due under the Loan Documents.

         10. Counterparts. This Agreement may be executed in several identical counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

         11. Severability. If any provision of any of the Loan Documents shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

         12. Captions. The headings and captions appearing in the Loan Documents have been included solely for convenience and shall not be considered in construing the Loan Documents.

         13. ENTIRE AGREEMENT. THIS WRITTEN LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature Page Follows]









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         IN WITNESS  WHEREOF,  the parties have  executed  this  Agreement to be effective as of the day first written above.

                                           LENDER:
                                           -------

                                           TATE INVESTMENTS, LLC
                                           By: Tate Revocable Trust, sole member


                                           By: /s/ Joseph P. Tate
                                              ----------------------------------
                                              Joseph P. Tate, Trustee

                                           BORROWER:

                                           MEDSOLUTIONS, INC.


                                            /s/ Matthew H. Fleeger
                                           -------------------------------------
                                           Matthew H. Fleeger, President & CEO









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                                    EXHIBIT A
                                    ---------

                             FORM OF PROMISSORY NOTE





























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                                    EXHIBIT B
                                    ---------

                           FORM OF SECURITY AGREEMENT




















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